Redwood Managed Volatility Fund

Class N RWDNX

Class I RWDIX

Class Y RWDYX

A Series of Two Roads Shared Trust

Supplement dated June 20, 2018

to the Prospectus dated February 28, 2018, as supplemented April 13, 2018, for the Redwood Managed Volatility Fund (the “Fund”).

The table entitled “Performance Table” in the Fund Summary for the Redwood Managed Volatility Fund on page 5 of the Fund’s Prospectus is restated in its entirety below:

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2017)

Class Y Shares	One Year	Since Inception(1)
Class Y Return before taxes	7.27%	4.19%
Class Y Return after taxes on Distributions	4.87%	2.66%
Class Y Return after taxes on Distributions and Sale of Fund Shares	4.16%	2.51%
Class I Return before taxes	7.30%	4.07%
Class N Return before taxes	7.06%	3.84%
Bank of America Merrill Lynch 3-5 Year Treasury Index (2) (reflects no deductions for fees, expenses or taxes)	0.94%	1.42%
(1)	The inception date of the Fund is December 19, 2013.
(2)	The Bank of America Merrill Lynch 3-5 Year Treasury Index is an unmanaged index which includes U.S. Treasury securities with maturities of 3 to 4.99 years. The index is produced by Bank of America Merrill Lynch, Pierce, Fenner & Smith, Inc. Investors cannot invest directly in an index or benchmark.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This Supplement, the Fund’s Prospectus as dated February 28, 2018 (as supplemented April 13, 2018) and the Fund’s Statement of Additional Information (“SAI”) dated February 28, 2018 provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-RED-FUND (733-3863).